                    [Letterhead of The Chase Manhattan Bank]

Penn Series Funds, Inc.
600 Dresher Road
Horsham, Pennsylvania  19044


PFPC Trust Company
Bellevue Park Corporate Center
Wilmington, Delaware  19809

Re:    SEC Rule 17f-5 and Rule 17f-7

Dear Sirs:

Reference is made to the Amended and Restated Custody Agreement dated as of November 21, 1997 (the "Foreign Custody Agreement"), as amended, by and between The Chase Manhattan Bank (as successor by operation of law to Morgan Stanley Trust Company) ("Custodian") and PFPC Trust Company ("PFPC"), for the safekeeping of securities and cash received by the Custodian for the account of PFPC on behalf of, inter alia, Penn Series Funds, Inc. ("Penn Series"). Reference is also made to the Amended and Restated Custodian Agreement between PFPC and Penn Series, dated as of October 28, 1992 (the "Fund Custody Agreement").

1.     Rule 17f-5
       ----------

       1.1.With respect to "Foreign Assets" (as that term is defined in sub-section (a)(2) of Securities and Exchange Commission rule 17f-5 ("rule 17f-5") under the Investment Company Act of 1940, as amended (the "1940 Act")) in such jurisdictions as Penn Series and the Custodian shall agree from time to time, Penn Series hereby delegates to the Custodian, and the Custodian hereby accepts and assumes, the duties of a "Foreign Custody Manager" as set forth in rule 17f-5, which include, among other things :

       (a) selecting Eligible Foreign Custodians (as that term is defined in rule 17f-5(a)(1)), having first determined that Foreign Assets placed and maintained in the safekeeping of each such Eligible Foreign Custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market, and having considered all factors relevant to the safekeeping of such Foreign Assets, including, without limitation, the factors set forth in rule 17f-5(c)(1)(i)-(iv);

       (b) entering into written contracts with each Eligible Foreign Custodian that Custodian has determined will provide reasonable care for Foreign Assets, based on the standards applicable to custodians in the relevant market, and will provide the other protections to Penn Series stated in rule 17f-5(c)(2); and

       (c) establishing a system for monitoring the appropriateness of both maintaining the Foreign Assets with each Eligible Foreign Custodian and the custody contractual arrangements with such Eligible Foreign Custodians, it being understood, however, that in the event that Custodian shall have determined that the existing Eligible Foreign Custodian in a given country no longer affords reasonable care to Foreign Assets and that no other Eligible Foreign Custodian in that country would afford reasonable care, Custodian shall promptly so advise Penn Series and shall then act in accordance with authorized instructions with respect to the disposition of the affected Foreign Assets.

For purposes of clarity, it is understood and agreed that Custodian shall not be responsible for any Foreign Custody Manager duties, including but not limited to those described in (a), (b) and (c) above, with respect to any securities depository.

       1.2.In acting as a Foreign Custody Manager, the Custodian shall exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of fund Foreign Assets would exercise. The Custodian's liability to Penn Series hereunder shall be for Custodian's failure to exercise such reasonable care, prudence and diligence, provided however that the Custodian shall not be liable for indirect, special or consequential damages or losses. PFPC will indemnify the Custodian for losses, liabilities and expenses suffered by the Custodian with respect to the matters set forth in this document, to the same extent that PFPC is required to indemnify the Custodian for the Custodian's actions or inactions under the Foreign Custody Agreement (including the limitations on indemnity set forth in the Foreign Custody Agreement). Penn Series will indemnify PFPC for losses, liabilities and expenses suffered by PFPC with respect to the matters set forth in this document, except for such losses, liabilities and expenses which are the result of PFPC's negligence or willful misconduct, and except for such losses, liabilities and expenses which are the result of failure by the Custodian to exercise reasonable care, prudence and diligence in acting as Foreign Custody Manager hereunder, and except for any losses or damages the nature of which is or was remote, unforeseen, unforeseeable and beyond the scope of reasonable anticipation, and provided that the provisions of Section 21(b) of the Fund Custody Agreement shall apply with respect to such indemnification. In no event shall PFPC be responsible to Penn Series for the Custodian or for any action or inaction of the Custodian under this document.

       1.3.The Custodian shall provide the Board of Directors of Penn Series (the "Board") with written reports notifying the Board of the placement of Foreign Assets with a particular Eligible Foreign Custodian and of any material changes in Penn Series' foreign custody arrangements. The reports shall be provided at such times as the Board deems reasonable based on the circumstances of the arrangements.

       1.4.Subject to Sections 1.1 - 1.3 above, the Custodian is hereby authorized to place and maintain Foreign Assets on behalf of Penn Series with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by the Custodian.

       1.5.In acting as a Foreign Custody Manager, the Custodian shall not supervise, recommend or advise Penn Series relative to the investment, purchase, sale, retention or disposition of any Foreign Assets in any country, including with respect to prevailing country risks. At the request of Penn Series, the Custodian shall provide to Penn Series or its adviser such information as is specified in Appendix 1 hereto. Penn Series hereby acknowledges that: (i) such information is solely designed to inform Penn Series or its adviser of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (ii) the Custodian has gathered the information from sources it considers reliable, but that the Custodian shall have no responsibility for inaccuracies or incomplete information.

2.     Rule 17f-7
       ----------

       2.1.(a) PFPC and Penn Series appoint the Custodian, for such consideration (if any) as agreed, and as contemplated by Securities and Exchange Commission rule 17f-7 ("rule 17f-7") under the 1940 Act, to provide an analysis to Penn Series of the custody risks associated with maintaining Penn Series' Foreign Assets with each "Eligible Securities Depository" (as that term is defined in rule 17f-7(b)(1)) used by the Custodian as of the effective date of this document (or, in the case of an Eligible Securities Depository not used by the Custodian as of such date, upon the Custodian's use of such Depository after such date) and at which any Foreign Assets of Penn Series are held or are expected to be held. The foregoing analysis may be provided at the Custodian's website. PFPC will also promptly provide a copy of the foregoing analysis to Penn Series upon PFPC's receipt of such analysis from the Custodian. The Custodian shall monitor the custody risks associated with maintaining Penn Series' Foreign Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify Penn Series or its adviser of any material change in such risks.

       2.2.Based on the information available to it in the exercise of diligence, the Custodian shall determine the eligibility under rule 17f-7 of each depository listed on Appendix B hereto (as the same may be changed by the Custodian from time to time) and shall promptly advise Penn Series if any such depository ceases to be eligible.

       2.3.Penn Series acknowledges that it may maintain Foreign Assets only at the depositories listed on Exhibit B hereto (as the same may be changed by the Custodian from time to time). If Penn Series maintains Foreign Assets at a depository listed on Exhibit B (including Foreign Assets maintained by Penn Series at the time this document is entered into) or Penn Series enters into a transaction with respect to Foreign Assets that as a matter of practice are or may be maintained at a depository listed on Exhibit B, such action will (unless Penn Series or its adviser provides written notice to the Custodian and PFPC specifically stating that a particular depository is not acceptable to it) serve as Penn Series' acknowledgement that such depository is acceptable to it.

       2.4.The Custodian shall exercise reasonable care, prudence and diligence in performing services pursuant to Section 2 hereof. The Custodian's liability to Penn Series hereunder shall be for Custodian's failure to exercise such reasonable care, prudence and diligence, provided however that the Custodian shall not be liable for indirect, special or consequential damages or losses. PFPC will indemnify the Custodian for losses, liabilities and expenses suffered by the Custodian with respect to the matters set forth in this document, to the same extent that PFPC is required to indemnify the Custodian for the Custodian's actions or inactions under the Foreign Custody Agreement (including the limitations on indemnity set forth in the Foreign Custody Agreement). Penn Series will indemnify PFPC for losses, liabilities and expenses suffered by PFPC with respect to the matters set forth in this document, except for such losses, liabilities and expenses which are the result of PFPC's negligence or willful misconduct, and except for such losses, liabilities and expenses which are the result of failure by the Custodian to exercise reasonable care, prudence and diligence in performing services pursuant to Section 2 hereof, and except for any losses or damages the nature of which is or was remote, unforeseen, unforeseeable and beyond the scope of reasonable anticipation, and provided that the provisions of Section 21(b) of the Fund Custody Agreement shall apply with respect to such indemnification. In no event shall PFPC be responsible to Penn Series for the Custodian or for any action or inaction of the Custodian under this document. Penn Series and PFPC agree that PFPC's obligation to exercise reasonable care, prudence and diligence in providing for the services set forth in sub-section 2.1 above is satisfied by the appointment of the Custodian hereunder to provide those services.

3.     General
       -------

       3.1.Each party hereto represents that it has taken all requisite action (corporate or otherwise) to authorize the execution and delivery of this document, and in addition Penn Series represents that the Foreign Assets which are the subject matter of this document are subject to the 1940 Act and that its Board of Directors (or other governing body) has determined that it is reasonable to rely on the Custodian to perform as Penn Series' Foreign Custody Manager.

       3.2.Notwithstanding the provisions of the Fund Custody Agreement, Penn Series hereby agrees that assets may be maintained with any Eligible Foreign Custodian referred to in sub-section 1.4 above and any Eligible Securities Depository as defined in rule 17f-7(b)(1) (without the need to comply with any notice or consent or other requirements which may be set forth in the Fund Custody Agreement). PFPC will not be deemed to have chosen any such Eligible Foreign Custodians or Eligible Securities Depositories.

       3.3.As between the Custodian and PFPC, the Custodian and PFPC agree that
Section 2 of the Foreign Custody Agreement is hereby deleted and replaced with the following:

                  Property may be placed and maintained: (i) in custody and deposit accounts that have been established by the Custodian with one or more U.S. or foreign banks as listed on Exhibit A hereto (which shall be "Eligible Foreign Custodians" as defined in SEC rule 17f-5), and as such Exhibit may be amended from time to time by the Custodian by written notice to the Client (the "Subcustodians") and (ii) through the facilities of the securities depositories (which shall be "Eligible Securities Depositories" as defined in SEC rule 17f-7) listed on Exhibit B hereto (as the same may be amended from time to time) provided that the particular securities depository is acceptable for the particular Account whose assets are to be maintained at that securities depository (such acceptability to be determined pursuant to Section 2.3 of the letter agreement between the Custodian, the Client and the applicable Account, which letter agreement is captioned "SEC Rule 17f-5 and Rule 17f-7"). At the request of Client, Custodian may, but need not, add to Exhibit A an Eligible Foreign Custodian that is a bank where Custodian has not acted as Foreign Custody Manager with respect to the selection thereof. Custodian shall notify Client in the event that it elects to add any such entity. For purposes of the liability provisions of the Agreement, the term Subcustodian shall not include any entity so added. Custodian shall hold Property through a Subcustodian only if (a) neither such Subcustodian nor any of its creditors may assert any right, charge, security interest, lien, encumbrance or other claim of any kind to the Property, except a claim of payment for their safe custody or administration or except in the case of cash deposits for liens or rights in favor of creditors arising under bankruptcy, insolvency or similar laws and (b) beneficial ownership of such Property may be freely transferred without the payment of money or value other than for safe custody or administration. Except where contrary to local law or regulation, the Custodian or a Subcustodian may hold Property at a securities depository only if such Property is maintained by the Custodian or Subcustodian in accounts identified as belonging to the Custodian or Subcustodian (as applicable) for the benefit of its clients and such accounts are subject only to instructions of the Custodian or Subcustodian (as applicable). Property held by the Custodian at a securities depository will be identified on the Custodian's books as belonging to the Client for the benefit of a particular Account.

       3.4.The duties of the Custodian set forth herein are in addition to the duties of the Custodian under the Foreign Custody Agreement.

       3.5.This document shall be construed in accordance with the laws of the State of New York, without regard to its conflict of laws principles. This document may be executed by one or more of the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

       3.6.This document shall apply only to Penn Series, and shall not apply to any other customer of PFPC.

           If the foregoing corresponds to your understanding of our agreement, please indicate your acceptance by the signature of your authorized representative below.

Yours truly,

THE CHASE MANHATTAN BANK

By:        _________________________________
Name:  _________________________________
Title:     _________________________________

Agreed and accepted:
PFPC TRUST COMPANY

By:        _________________________________
Name:  _________________________________
Title:     _________________________________

Agreed and Accepted:
PENN SERIES FUNDS, INC.

By:        _________________________________
Name:  _________________________________
Title:     _________________________________





Dated: July 2, 2001

                                   Appendix 1

                       Information Regarding Country Risk
                       ----------------------------------

1. To aid Penn Series in its determinations regarding Country Risk, Custodian shall furnish annually and upon the initial placing of Foreign Assets into a country the following information (check items applicable):

         A. Opinions of local counsel concerning:

                  i. Whether applicable foreign law would restrict the access afforded Penn Series' independent public accountants to books and records kept by an Eligible Foreign Custodian located in that country.

                  ii. Whether applicable foreign law would restrict Penn Series' ability to recover its assets in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

                  iii. Whether applicable foreign law would restrict Penn Series' ability to recover assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

         B. Written information concerning:

                  i. The likelihood of expropriation, nationalization, freezes, or confiscation of Penn Series' assets.

                  ii. Whether difficulties in converting Penn Series' cash and cash equivalents to U.S. dollars are reasonably foreseeable.

         C. A market report with respect to the following topics: (i) securities regulatory environment, (ii) foreign ownership restrictions, (iii) foreign exchange, (iv) securities settlement and registration, (v) taxation, and (vi) securities depositories (including securities depository evaluation).

2. Custodian shall furnish the following additional information on an as needed basis:

         Market flashes, including with respect to changes in the information in market reports.

                                    Exhibit A



COUNTRY                   SUB-CUSTODIAN                                         CORRESPONDENT BANK
-------                   -------------                                         -------------------

ARGENTINA                 The Chase Manhattan Bank                              Banco Generale de Negocios
                          Arenales 707, 5th Floor                               Buenos Aires
                          1061 Buenos Aires
                          ARGENTINA

                          Citibank, N.A.                                        Banco Generale de Negocios
                          Bartolome Mitre 530                                   Buenos Aires
                          1036 Buenos Aires
                          ARGENTINA


AUSTRALIA                  The Chase Manhattan Bank                             Australia and New Zealand.
                           Level 37                                             Banking Group Ltd
                           AAP Center                                           Melbourne
                           259, George Street
                           Sydney NSW 2000
                           AUSTRALIA


AUSTRIA                    Bank Austria AG                                      Chase Manhattan Bank AG
                           Julius Tandler Platz - 3                             Frankfurt
                           A-1090 Vienna
                           AUSTRIA


BAHRAIN                    HSBC Bank Middle East                                National Bank of Bahrain
                           PO Box 57                                            Manama
                           Manama, 304
                           BAHRAIN


BANGLADESH                 Standard Chartered Bank                              Standard Chartered Bank
                           18-20 Motijheel C.A.                                 Dhaka
                           Box 536,
                           Dhaka-1000
                           BANGLADESH


BELGIUM                    Fortis Bank N.V.                                     Chase Manhattan Bank AG
                           3 Montagne Du Parc                                   Frankfurt
                           1000 Brussels
                           BELGIUM

BERMUDA                    The Bank of Bermuda Limited                          The Bank of Bermuda Ltd
                           6 Front Street                                       Hamilton
                           Hamilton HMDX
                           BERMUDA


BOTSWANA                   Barclays Bank of Botswana Limited                    Barclays Bank of Botswana Ltd
                           Barclays House, Khama Crescent                       Gaborone
                           Gaborone
                           BOTSWANA


BRAZIL                     Citibank, N.A.                                       Citibank, N.A..
                           Avenida Paulista, 1111                               Sao Paulo
                           Sao Paulo, SP 01311-920
                           BRAZIL

                           BankBoston, N.A.                                     BankBoston, N.A.
                           Rua Libero Badaro, 425-29 andar                      Sao Paulo
                           Sao Paulo - SP 01009-000
                           BRAZIL


BULGARIA                   ING Bank N.V.                                        ING Bank N.V.
                           Sofia Branch                                         Sofia
                           7 Vassil Levski Street
                           1000 Sofia
                           BULGARIA


CANADA                     Canadian Imperial Bank of Commerce                   Royal Bank of Canada
                           Commerce Court West                                  Toronto
                           Security Level
                           Toronto, Ontario M5L 1G9
                           CANADA


                           Royal Bank of Canada                                 Royal Bank of Canada
                           200 Bay Street, Suite 1500                           Toronto
                           15th Floor
                           Royal Bank Plaza, North Tower
                           Toronto
                           Ontario M5J 2J5
                           CANADA
                           (T12207321)


CHILE                      Citibank, N.A.                                       Citibank, N.A.
                           Avda. Andres Bello 2687                              Santiago
                           3rd and 5th Floors
                           Santiago
                           CHILE



CHINA - SHANGHAI           The Hongkong and Shanghai Banking                    Citibank, N.A.
                           Corporation Limited                                  New York
                           34/F, Shanghai Senmao International Building
                           101 Yin Cheng East Road
                           Pudong
                           Shanghai 200120
                           THE PEOPLE'S REPUBLIC OF CHINA


CHINA - SHENZHEN           The Hongkong and Shanghai Banking                    The Chase Manhattan Bank
                           Corporation Limited                                  Hong Kong
                           1st Floor
                           Century Plaza Hotel
                           No.1 Chun Feng Lu
                           Shenzhen
                           THE PEOPLE'S REPUBLIC OF CHINA


COLOMBIA                   Cititrust Colombia S.A.                              Cititrust Colombia S.A. Sociedad
                           Sociedad Fiduciaria                                  Fiduciaria
                           Carrera 9a No 99-02                                  Santa Fe de Bogota
                           First Floor
                           Santa Fe de Bogota, D.C.
                           COLOMBIA


CROATIA                    Privredna banka Zagreb d.d.                          Privredna banka Zagreb d.d.
                           Savska c.28                                          Zagreb
                           10000 Zagreb
                           CROATIA


CYPRUS                     The Cyprus Popular Bank Ltd.                         Cyprus Popular Bank
                           154 Limassol Avenue                                  Nicosia
                           P.O. Box 22032
                           CY-1598 Nicosia,
                           CYPRUS


CZECH REPUBLIC             Ceskoslovenska Obchodni Banka, A.S.                  Ceskoslovenska Obchodni Banka, A.S
                           Na Prikope 14                                         Prague
                           115 20 Prague 1
                           CZECH REPUBLIC

DENMARK                    Danske Bank A/S                                      Unibank A/S
                           2-12 Holmens Kanal                                   Copenhagen
                           DK 1092 Copenhagen K
                           DENMARK

EUROMARKET                 Euroclear                                            ECU:  Chase Manhattan Bank AG
                           Euroclear Operations Centre                          Frankfurt
                           Boulevard Emile Jacqmain 151
                           B-1210 Bussels
                           BELGIUM
                           Chase London General Account 91408

                           The First national Bank of Chicago                   ECU:  Chase Manhattan Bank AG
                           1 Triton Square                                      Frankfurt
                           London NW1 3FN                                       For all other currencies:  see relevant
                                                                                country

                           UNITED KINGDOM(Euro CDs only)


ECUADOR                    Citibank, N.A.                                       Citibank, N.A.
                           Av. Republica de El Salvador y                       Quito
                           Naciones Unidas (Esquina)
                           Quito
                           ECUADOR


EGYPT                      Citibank, N.A.                                       Citibank, N.A.
                           4 Ahmed Pasha Street                                 Cairo
                           Garden City
                           Cairo
                           EGYPT


ESTONIA                    Hansabank                                            Esti Uhispank
                           Liivalaia 8                                          Tallinn
                           EE0001 Tallinn
                           ESTONIA


FINLAND                    Merita Bank Plc                                      Chase Manhattan Bank AG
                           2598 Custody Services                                Frankfurt
                           Aleksis Kiven Katu 3-5
                           FIN-00020 MERITA, Helsinki
                           FINLAND


FRANCE                     BNP PARIBAS S.A.                                     Chase Manhattan Bank AG
                           Ref 256                                              Frankfurt
                           BP 141
                           3, Rue D'Antin
                           75078 Paris
                           Cedex 02
                           FRANCE



                           Societe Generale                                     Chase Manhattan Bank AG
                           50 Boulevard Haussman                                Frankfurt
                           75009 Paris
                           FRANCE

                           Credit Agricole Indosuez                             Chase Manhattan Bank AG
                           96 Blvd. Haussmann                                   Frankfurt
                           75008 Paris
                           FRANCE
                           (Sicovam #44)


GERMANY                    Dresdner Bank AG                                     Chase Manhattan Bank AG
                           Juergen-Ponto-Platz 1                                Frankfurt
                           60284 Frankfurt/Main
                           GERMANY



GHANA                      Barclays Bank of Ghana Limited                       Barclays Bank of Ghana Ltd
                           Barclays House, High Street                          Accra
                           Accra
                           GHANA


GREECE                     Barclays Bank PLC                                    Chase Manhattan Bank AG
                           1, Kolokotroni Street                                Frankfurt
                           105 62 Athens
                           GREECE


HONG KONG                  The Hongkong and Shanghai Banking                    The Chase Manhattan Bank
                           Corporation Limited                                  Hong Kong
                           36th Floor, Sun Hung Kai Centre
                           30 Harbour Road
                           Wan Chai
                           HONG KONG


HUNGARY                    Citibank Rt.                                         Citibank Rt.
                           Szabadsag ter 7-9                                    Budapest
                           H-1051 Budapest V
                           HUNGARY


INDIA                      The Hongkong and Shanghai Banking                    The Hongkong and Shanghai Banking
                                                                                Corporation Limited
                           Corporation Limited
                           Sudam Kalu Ahire Marg, Worli                         Mumbai
                           Mumbai 400 025
                           INDIA

                                       11



                           Deutsche Bank AG                                     Deutsche Bank AG
                           Kodak House                                          Mumbai
                           222 D.N. Road, Fort
                           Mumbai 400 001
                           INDIA

                           Standard Chartered Bank                              Standard Chartered Bank
                           Phoenix Centre, Phoenix Mills Compound               Mumbai
                           Senapati Bapat Marg, Lower Parel
                           Mumbai 400 013
                           INDIA


INDONESIA                  The Hongkong and Shanghai Banking                    Standard Chartered Bank
                           Corporation Limited                                  Jakarta
                           World Trade Center
                           Jl. Jend Sudirman Kav. 29-31
                           Jakarta 10023
                           INDONESIA

                           Standard Chartered Bank                              Standard Chartered Bank
                           Jl. Jend Sudirman Kav. 33-A                          Jakarta
                           Jakarta 10220
                           INDONESIA


IRELAND                    Bank of Ireland                                      Chase Manhattan Bank AG
                           International Financial Services Centre              Frankfurt
                           1 Harbourmaster Place
                           Dublin 1
                           IRELAND

                           Allied Irish Banks, p.l.c.                           Chase Manhattan Bank AG
                           P.O. Box 518                                         Frankfurt
                           International Financial Services Centre
                           Dublin 1
                           IRELAND


ISRAEL                     Bank Leumi le-Israel B.M.                            Bank Leumi Le-Israel B.M.
                           35, Yehuda Halevi Street                             Tel Aviv
                           61000 Tel Aviv
                           ISRAEL


ITALY                      BNP PARIBAS S.A.                                     Chase Manhattan Bank AG
                           2 Piazza San Fedele                                  Frankfurt
                           20121 Milan
                           ITALY

                                       12


IVORY COAST                Societe Generale de Banques en Cote                  Societe Generale
                           d'Ivoire                                             Paris
                           5 et 7, Avenue J. Anoma - 01 B.P. 1355
                           Abidjan 01
                           IVORY COAST


JAMAICA                    CIBC Trust and Merchant Bank                         CIBC Trust and Merchant Bank
                           Jamaica Limited                                      Jamaica Limited
                           23-27 Knutsford Blvd.                                Kingston
                           Kingston 10
                           JAMAICA



JAPAN                      The Fuji Bank, Limited                               The Chase Manhattan Bank
                           6-7 Nihonbashi-Kabutocho                             Tokyo
                           Chuo-Ku
                           Tokyo 103
                           JAPAN

                           The Bank of Tokyo-Mitsubishi, Limited                The Chase Manhattan Bank
                           3-2 Nihombashi Hongkucho 1-chome                     Tokyo
                           Chuo-ku
                           Tokyo 103
                           JAPAN

JORDAN                     Arab Bank Plc                                        Arab Bank Plc
                           P O Box 950544-5                                     Amman
                           Amman
                           Shmeisani
                           JORDAN

KAZAKHSTAN                 ABN AMRO Bank Kazakhstan                             ABN AMRO Bank Kazakhstan
                           45, Khadzhi Mukana Street                            Almaty
                           480099 Almaty
                           KAZAKHSTAN

KENYA                      Barclays Bank of Kenya Limited                       Barclays Bank of Kenya Ltd
                           c/o Barclaytrust Investment Services                 Nairobi
                           & Limited
                           Mezzanine 3, Barclays Plaza, Loita Street
                           Nairobi
                           KENYA

LATVIA                     A/S Hansabanka                                       A/S Hansabanka
                           Kalku iela 26                                        Riga
                           Riga, LV 1050
                           LATVIA

                                       13


LEBANON                    HSBC Bank Middle East                                The Chase Manhattan Bank
                           Ras-Beirut Branch                                    New York
                           P.O. Box 11-1380
                           Abdel Aziz
                           Ras-Beirut
                           LEBANON

LITHUANIA                  Vilniaus Bankas AB                                   Vilniaus Bankas AB
                           Ukmerges str. 41-106                                 Vilnius
                           LT 2662 Vilnius
                           LITHUANIA





LUXEMBOURG                 Banque Generale du Luxembourg S.A.                   Chase Manhattan Bank AG
                           50 Avenue J.F. Kennedy                               Frankfurt
                           L-2951
                           LUXEMBOURG


MALAYSIA                   The Chase Manhattan Bank (M) Berhad                  The Chase Manhattan Bank (M)
                           Menara Dion, Level 26                                Berhad
                           Jalan Sultan Ismail                                  Kuala Lumpur
                           50250, Kuala Lumpur
                           MALAYSIA

                           HSBC Bank Malaysia Berhad                            HSBC Bank Malaysia Berhad
                           2 Leboh Ampang                                       Kuala Lumpur
                           50100 Kuala Lumpur
                           MALAYSIA


MAURITIUS                  The Hongkong and Shanghai Banking                    The Hongkong and Shanghai
                           Corporation Limited                                  Banking Corporation Limited
                           5/F Les Cascades Building                            Port Louis
                           Edith Cavell Street
                           Port Louis
                           MAURITIUS


MEXICO                     Chase Manhattan Bank Mexico, S.A.                    Chase Manhattan Bank Mexico, S.A.
                           Prolongacion Paseo de la Reforma no. 600             Mexico, D.F
                           PB Colonia Santa Fe Pena Blanca
                           01210 Mexico, D.F.
                           MEXICO

                           Citibank Mexico, S.A.                                Citibank Mexico, S.A.
                           Paseo de la Reforma 390                              Mexico, D.F
                           06695 Mexico, D.F.
                           MEXICO



MOROCCO                    Banque Commerciale du Maroc S.A.                     Banque Commerciale du Maroc S.A.
                           2 Boulevard Moulay Youssef                           Casablanca
                           Casablanca 20000
                           MOROCCO

NAMIBIA                    Standard Bank Namibia Limited                        Standard Corporate & Merchant
-------
                           Mutual Platz                                         Bank
                           Cnr. Stroebel and Post Streets                       Johannesburg
                           P.O.Box 3327
                           Windhoek
                           NAMIBIA




NETHERLANDS                ABN AMRO N.V.                                        Chase Manhattan Bank AG
                           Kemelstede 2                                         Frankfurt
                           P. O. Box 3200
                           4800 De Breda
                           NETHERLANDS
                           A/C#'s 17776,17755, 19186, 22939 Nesicom#410748048
                           A/C#'s 17570, 17775, 17683 Nesicom#410733091
                           Nesicom#410754684 for all other accounts


                           Fortis Bank (Nederland) N.V.                         Chase Manhattan Bank AG
                           55 Rokin                                             Frankfurt
                           P.O. Box 243
                           1000 AE Amsterdam
                           NETHERLANDS


NEW ZEALAND                National Nominees Limited                            National Bank of New Zealand
                           Level 2 BNZ Tower                                    Wellington
                           125 Queen Street
                           Auckland
                           NEW ZEALAND


*NIGERIA*                  Stanbic Merchant Bank Nigeria Limited                Standard Bank of South Africa
                           188 Awolowo Road                                     Johannesburg
                           P.O. Box 54746
                           Falomo, Ikoyi
                           Lagos
                           NIGERIA

       *RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER
                            FOR FURTHER INFORMATION.*


NORWAY                     Den norske Bank ASA                                  Den norske Bank ASA
                           Stranden 21                                          Oslo
                           PO Box 1171 Sentrum
                           N-0107 Oslo
                           NORWAY


OMAN                       HSBC Bank Middle East                                Oman Arab Bank
                           Bait Al Falaj Main Office                            Muscat
                           Ruwi, Muscat PC 112
                           OMAN

PAKISTAN                   Citibank, N.A.                                       Citibank, N.A.
                           AWT Plaza                                            Karachi
                           I.I. Chundrigar Road
                           Karachi 74200
                           PAKISTAN

                           Deutsche Bank AG                                     Deutsche Bank AG
                           Unitowers                                            Karachi
                           I.I. Chundrigar Road
                           Karachi 74200
                           PAKISTAN

                           Standard Chartered Bank                              Standard Chartered Bank
                           Box 4896                                             Karachi
                           Ismail Ibrahim Chundrigar Road
                           Karachi 74200
                           PAKISTAN

PERU                       Citibank, N.A.                                       Banco de Credito del Peru
                           Camino Real 457                                      Lima
                           Torre Real - 5th Floor
                           San Isidro, Lima 27
                           PERU

PHILIPPINES                The Hongkong and Shanghai Banking                    The Hongkong and Shanghai
                           Corporation Limited                                  Banking Corporation Limited
                           33/F Tektite Tower B                                 Manila
                           Exchange Road
                           Ortigas Center
                           Pasig City
                           PHILIPPINES


POLAND                     Bank Handlowy w. Warszawie S.A.                      Bank Rozwoju Eksportu S.A.
                           ul. Chalubinskiego 8                                 Warsaw
                           P.O. Box 129
                           00-950 Warsaw
                           POLAND

                           Bank Polska Kasa Opieki S.A.                         Bank Rozwoju Eksportu S.A.
                           11 Lucka street                                      Warsaw
                           00-950 Warsaw
                           POLAND

                           Citibank (Poland) S.A.                               Bank Rozwoju Eksportu S.A.
                           ul. Senatorska 16                                    Warsaw
                           00-082 Warsaw
                           POLAND


PORTUGAL                   Banco Espirito Santo e Comercial de                  Chase Manhattan Bank AG
                           Lisboa, S.A.                                         Frankfurt
                           Rua Mouzinho da Silveira, 36 R/c
                           1250 Lisbon
                           PORTUGAL

                           Banco Comercial Portugues, S.A.                      Chase Manhattan Bank AG
                           Rua Augusta, 62174                                   Frankfurt
                           1100 Lisbon
                           PORTUGAL

ROMANIA                    ABN AMRO Bank (Romania) S.A.                         ABN AMRO Bank (Roman
                                                                                S.A.
                           World Trade Centre Building-E, 2nd Floor             Bucharest
                           Bld. Expozitiei Nr. 2
                           78334 Bucharest 1
                           ROMANIA

                           ING Bank N.V.                                        ING Bank N.V.
                           13-15 Kiseleff Blvd                                  Bucharest
                           Bucharest 1
                           ROMANIA

*RUSSIA*                   Chase Manhattan Bank International                   The Chase Manhattan Bank
                           1st Tverskaya - Yamskaya, 23                         New York
                           125047 Moscow                                        A/C The Chase Manhattan
                           RUSSIA                                               London (US$ NOSTRO Account)

                           Credit Suisse First Boston AO                        The Chase Manhattan Bank
                           Nikitsky Pereulok, 5                                 New York
                           103009 Moscow                                        A/C The Chase Manhattan
                           RUSSIA                                               London (US$ NOSTRO Account)


       *RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER
                            FOR FURTHER INFORMATION.*


SINGAPORE                  Standard Chartered Bank                              Oversea-Chinese Banking Corporation
                           3/F, 6 Battery Road                                  Singapore
                           049909
                           SINGAPORE


SLOVAK REPUBLIC            Ceskoslovenska Obchodni Banka, A.S.                  Ceskoslovenska Obchodni Banka,
                                                                                A.S.
                           Michalska 18                                         Bratislava
                           815 63 Bratislava
                           SLOVAK REPUBLIC

SLOVENIA                   Bank Austria Creditanstalt d.d. Ljubljana            Bank Austria Creditanstalt d.d.
                           Kotnikova 5                                          Ljubljana
                           SL-61104 Ljubljana                                   Ljubljana
                           SLOVENIA


SOUTH AFRICA               The Standard Bank of South Africa Limited            Standard Corporate & Merchant
                           Standard Bank Centre                                 Bank
                           1st Floor                                            Johannesburg
                           5 Simmonds Street
                           Johannesburg 2001
                           SOUTH AFRICA

SOUTH KOREA                The Hongkong and Shanghai Banking                    The Hongkong and Shanghai
                           Corporation Limited                                  Banking Corporation Limited
                           5/F HSBC Building                                    Seoul
                           #25, Bongrae-dong 1-ga
                           Seoul
                           SOUTH KOREA

                           Standard Chartered Bank                              Standard Chartered Bank
                           13/F, Nae Wei Building, 6                            Seoul
                           2 KA, Ulchi-Ro, Chung-Ku
                           Seoul
                           SOUTH KOREA


SPAIN                      Chase Manhattan Bank CMB, S.A.                       Chase Manhattan Bank AG
                           Paseo de la Castellana, 51                           Frankfurt
                           28046 Madrid
                           SPAIN


SRI LANKA                  The Hongkong and Shanghai Banking                    The Hongkong and Shanghai
                           Corporation Limited                                  Banking Corporation Limited
                           Unit #02-02, West Block Podium                       Colombo
                           World Trade Center
                           Colombo 1
                           SRI LANKA


SWEDEN                     Skandinaviska Enskilda Banken                        Svenska Handelsbanken
                           Sergels Torg 2                                       Stockholm
                           SE-106 40 Stockholm
                           SWEDEN


SWITZERLAND                UBS AG                                               UBS AG
                           45 Bahnhofstrasse                                    Zurich
                           8021 Zurich
                           SWITZERLAND


TAIWAN                     The Chase Manhattan Bank                             The Chase Manhattan Bank
                           14th Floor                                           Taipei
                           2, Tun Hwa S. Road Sec. 1
                           Taipei
                           TAIWAN

                           The Hongkong and Shanghai Banking                    The Hongkong and Shanghai
                           Corporation Limited                                  Banking Corporation Limited
                           International Trade Building                         Taipei
                           16th Floor, Taipei World Trade Center
                           333 Keelung Road, Section 1
                           Taipei 110
                           TAIWAN


THAILAND                   The Chase Manhattan Bank                             Standard Chartered Bank
                           Bubhajit Building                                    Bangkok
                           20 North Sathorn Road
                           Silom, Bangrak
                           Bangkok 10500
                           THAILAND

                           Standard Chartered Bank                              Standard Chartered Bank
                           990 Rama IV Road                                     Bangkok
                           P.O. Box 320
                           Bangkok 10500
                           THAILAND


TUNISIA                    Banque Internationale Arabe de Tunisie,              Banque Internationale Arabe de.
                           S.A.                                                 Tunisie, S.A.
                           70-72 Avenue Habib Bourguiba                         Tunis
                           P.O. Box 520
                           1080 Tunis Cedex
                           TUNISIA

TURKEY                     The Chase Manhattan Bank                             The Chase Manhattan Bank
                           Emirhan Cad. No: 145                                 Istanbul
                           Atakule, A Blok Kat:11
                           80700-Dikilitas/Besiktas
                           Istanbul
                           TURKEY


*UKRAINE*                  ING Bank Ukraine                                     ING Bank Ukraine
                           28 Kominterna Street                                 Kiev
                           5th Floor
                           Kiev, 252032
                           UKRAINE

       *RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER
                            FOR FURTHER INFORMATION.*

U.K.                       The Chase Manhattan Bank                             National Westminster Bank
                           Crosby Court                                         London
                           Ground Floor                                         Sort Code 609242
                           38 Bishopsgate
                           London EC2N 4AJ
                           UNITED KINGDOM
                           (Crest ID BT01C)

URUGUAY                    BankBoston, N.A.                                     BankBoston, N.A.
                           Zabala 1463                                          Montevideo
                           Montevideo
                           URUGUAY

U.S.A.                     DTC Securities                                       The Chase Manhattan Bank
                           The Chase Manhattan Bank                             BIC CHASGB2L
                           DTC Participant No. 902                              ABA 021000021
                           Chase account PS75350                                for Account Chase Manhattan
                           Chase London office number 3                         London
                           Agent Bank No. 00902                                 A/C# 0010962009
                           Institution No. 0062815                              further credit underlying GTI acct.
                                                                                number & name


                           DTC Securities for Canadian FLIPS
                           DTC Participant No. 902
                           Agent Bank 25787
                           Reference: Chase Account P


VENEZUELA                  Citibank, N.A.                                       Citibank, N.A.
                           Carmelitas a Altagracia                              Caracas
                           Edificio Citibank
                           Caracas 1010
                           VENEZUELA

ZAMBIA                     Barclays Bank of Zambia Limited                      Barclays Bank of Zambia Ltd
                           Kafue House, Cairo Road                              Lusaka
                           Lusaka
                           ZAMBIA

ZIMBABWE                   Barclays Bank of Zimbabwe Limited                    Barclays Bank of Zimbabwe Ltd
                           2nd Floor, 3 Anchor House                            Harare
                           Jason Mayo Avenue
                           Harare
                           ZIMBABWE


                                    Exhibit B

---------------------- -------------------------------------------------- --------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
---------------------- -------------------------------------------------- --------------------------------------------------------
Argentina               CVSA                                               Equity, Corporate Debt, Government Debt
                        (Caja de Valores S.A.)
---------------------- -------------------------------------------------- --------------------------------------------------------
Argentina               CRYL                                               Government Debt
                        (Central de Registration y Liquidacion de
                        Instrumentos de Endeudamiento Publico)
---------------------- -------------------------------------------------- --------------------------------------------------------
Australia               Austraclear Limited                                Corporate Debt, Money Market, Semi-Government Debt
---------------------- -------------------------------------------------- --------------------------------------------------------
Australia               CHESS                                              Equity
                        (Clearing House Electronic Sub-register System)
---------------------- -------------------------------------------------- --------------------------------------------------------
Australia               RITS                                               Government Debt
                        (Reserve Bank of Australia/Reserve Bank
                        Information and Transfer System)
---------------------- -------------------------------------------------- --------------------------------------------------------
Austria                OeKB                                                Equity, Corporate Debt, Government Debt
                       (Oesterreichische Kontrollbank AG)
---------------------- -------------------------------------------------- --------------------------------------------------------
Belgium                 CIK                                                Equity, Corporate Debt
                        (Caisse Interprofessionnelle de Depots et
                        de Virements de Titres S.A.)
---------------------- -------------------------------------------------- --------------------------------------------------------
Belgium                 NBB                                                Corporate Debt, Government Debt
                        (National Bank of Belgium)
---------------------- -------------------------------------------------- --------------------------------------------------------
Brazil                  CBLC                                               Equity
                        (Companhia Brasileira de Liquidacao e Custodia)
---------------------- -------------------------------------------------- --------------------------------------------------------
Brazil                  CETIP                                              Corporate Debt
                        (Central de Custodia e Liquidacao Financiera
                        de Titulos Privados)
---------------------- -------------------------------------------------- --------------------------------------------------------
Brazil                  SELIC                                              Government Debt
                        (Sistema Especial de Liquidacao e Custodia)
---------------------- -------------------------------------------------- --------------------------------------------------------
Bulgaria                BNB                                                Government Debt
                        (Bulgaria National Bank)
---------------------- -------------------------------------------------- --------------------------------------------------------
Bulgaria                CDAD                                               Equity, Corporate Debt
                        (Central Depository A.D.)
---------------------- -------------------------------------------------- --------------------------------------------------------
Canada                  CDS                                                Equity, Corporate, Government Debt
                        (The Canadian Depository for Securities
                        Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
Chile                   DCV                                                Equity, Corporate Debt, Government Debt
                        (Deposito Central de Valores S.A.)
---------------------- -------------------------------------------------- --------------------------------------------------------
China, Shanghai         SSCCRC                                             Equity
                        (Shanghai Securities Central Clearing and
                        Registration Corporation)
---------------------- -------------------------------------------------- --------------------------------------------------------
China, Shenzhen         SSCC                                               Equity
                        (Shenzhen Securities Clearing Company, Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
Colombia                DCV                                                Government Debt
                        (Deposito Central de Valores)
---------------------- -------------------------------------------------- --------------------------------------------------------

---------------------- -------------------------------------------------- --------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
---------------------- -------------------------------------------------- --------------------------------------------------------
Colombia                DECEVAL                                            Equity, Corporate Debt, Government Debt
                        (Deposito Centralizado de Valores de Colombia
                        S.A.)
---------------------- -------------------------------------------------- --------------------------------------------------------
Croatia                 SDA                                                Equity, Government Debt
                        (Central Depository Agency Inc. - Stredisnja
                        depozitarna agencija d.d.)
---------------------- -------------------------------------------------- --------------------------------------------------------
Croatia                 Ministry of Finance of the Republic of Croatia     Short-term debt issued by the Ministry of Finance.
---------------------- -------------------------------------------------- --------------------------------------------------------
Croatia                 CNB                                                Short-term debt issued by the National Bank of
                        (Croatian National Bank)                           Croatia.
---------------------- -------------------------------------------------- --------------------------------------------------------
Czech Republic          SCP                                                Equity, Corporate Debt, Government Debt
                        (Stredisko cennych papiru)
---------------------- -------------------------------------------------- --------------------------------------------------------
Czech Republic          CNB                                                Government Debt
                        (Czech National Bank)
---------------------- -------------------------------------------------- --------------------------------------------------------
Denmark                 VP                                                 Equity, Corporate Debt, Government Debt
                        (Vaerdipapircentralen A/S)
---------------------- -------------------------------------------------- --------------------------------------------------------
Egypt                   MCSD                                               Equity, Corporate Debt
                        (Misr for Clearing, Settlement and Depository,
                        S.A.E.)
---------------------- -------------------------------------------------- --------------------------------------------------------
Estonia                 ECDS                                               Equity, Corporate Debt, Government Debt
                        (Estonian Central Depository for Securities
                        Limited - Eesti Vaatpaberite Keskdepositoorium)
---------------------- -------------------------------------------------- --------------------------------------------------------
Euromarket              DCC                                                Euro-CDs

                        (The Depository and Clearing Centre)
---------------------- -------------------------------------------------- --------------------------------------------------------
Euromarket              Clearstream                                        Euro-Debt

                        (Clearstream Banking, S.A.)
---------------------- -------------------------------------------------- --------------------------------------------------------
Euromarket              Euroclear                                          Euro-Debt
---------------------- -------------------------------------------------- --------------------------------------------------------
Finland                 APK                                                Equity, Corporate Debt, Government Debt
                        (Finnish Central Securities Depository Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
France                  Euroclear France                                   Equity, Corporate Debt, Government Debt
---------------------- -------------------------------------------------- --------------------------------------------------------
Germany                                      Clearstream                   Equity, Corporate Debt, Government Debt
                                             -----------
                                       (Clearstream Banking AG)
---------------------- -------------------------------------------------- --------------------------------------------------------
Greece                  CSD                                                Equity, Corporate Debt
                        (Central Securities Depository S.A.)
---------------------- -------------------------------------------------- --------------------------------------------------------
Greece                  BoG                                                Government Debt

                        (Bank of Greece)
---------------------- -------------------------------------------------- --------------------------------------------------------
Hong Kong               HKSCC                                              Equity
                        (Hong Kong Securities Clearing Company Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
Hong Kong               CMU                                                Corporate Debt, Government Debt
                        (Central Moneymarkets Unit)
---------------------- -------------------------------------------------- --------------------------------------------------------
Hungary                 KELER                                              Equity, Corporate Debt, Government Debt
                        (Central Depository and Clearing House -
                        Kosponti Elszamolohaz es Ertektar (Budapest)
                        Rt.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 India                  NSDL                                               Equity, Corporate Debt, Government Debt
                        (National Securities Depository Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
 India                  CDSL                                               Equity
                        (Central Depository Services (India) Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------

---------------------- -------------------------------------------------- --------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
---------------------- -------------------------------------------------- --------------------------------------------------------
 India                 RBI                                                 Government Debt
                        (Reserve Bank of India)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Indonesia             KSEI                                                Equity, Corporate Debt
                        (PT Kustodian Sentral Efek Indonesia)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Ireland               CREST                                               Equity, Corporate Debt

                       (CRESTCo Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Israel                 TASE Clearing House                                Equity, Corporate Debt, Government Debt
                        (Tel Aviv Stock Exchange Clearing House)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Italy                  Monte Titoli S.p.A.                                Equity, Corporate Debt, Government Debt
---------------------- -------------------------------------------------- --------------------------------------------------------
 Italy                  Banca d'Italia                                     Government Debt
---------------------- -------------------------------------------------- --------------------------------------------------------
 Ivory Coast            DC/BR                                              Equity
                        (Le Depositaire Central / Banque de Reglement)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Japan                  JASDEC                                             Equity, Convertible Debt
                        (Japan Securities Depository Center)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Japan                  BoJ                                                Registered Government Debt

                       (Bank of Japan)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Kazahkstan             CSD                                                Equity

                        (Central Securities Depository CJSC)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Kenya                  CBCD                                               Government Debt
                        (Central Bank Central Depository)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Latvia                 LCD                                                Equity, Corporate Debt, Government Debt
                        (Latvian Central Depository)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Lebanon                Midclear S.A.L.                                    Equity
                        (Custodian and Clearing Center of Financial
                        Instruments for Lebanon and the Middle East
                        S.A.L.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Lithuania              CSDL                                               Equity, Corporate Debt, Government Debt
                        (Central Securities Depository of Lithuania)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Luxembourg             Clearstream                                        Equity
                        (Clearstream Banking S.A.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Malaysia               MCD                                                Equity, Corporate Debt, Government Debt
                        (Malaysian Central Depository Sdn. Bhd.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Mauritius              CDS                                                Equity, Corporate Debt
                        (Central Depository and Settlement Company
                        Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Mexico                 INDEVAL                                            Equity, Corporate Debt, Government Debt
                        (S.D. INDEVAL S.A. de C.V.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Morocco                Maroclear                                          Equity, Corporate Debt, Government Debt
---------------------- -------------------------------------------------- --------------------------------------------------------
 Netherlands            NECIGEF                                            Equity, Corporate Debt, Government Debt
                        (Nederlands Centraal Insituut voor Giraal
                        Effectenverkeer B.V.)
---------------------- -------------------------------------------------- --------------------------------------------------------

---------------------- -------------------------------------------------- --------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
---------------------- -------------------------------------------------- --------------------------------------------------------
 New Zealand            NZCSD                                              Equity, Corporate Debt, Government Debt
                        (New Zealand Central Securities Depository)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Nigeria                CSCS                                               Equity, Corporate Debt, Government Debt
                        (Central Securities Clearing System Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Norway                 VPS                                                Equity, Corporate Debt, Government Debt
                        (Verdipapirsentralen)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Oman                   MDSRC                                              Equity, Corporate Debt
                        (The Muscat Depository and Securities
                        Registration Company, S.A.O.C.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Pakistan               CDC                                                Equity, Corporate Debt
                        (Central Depository Company of Pakistan
                        Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Pakistan               SBP                                                Government Debt
                        (State Bank of Pakistan)
---------------------- -------------------------------------------------- --------------------------------------------------------
Peru                    CAVALI                                             Equity, Corporate Debt, Government Debt
                        (CAVALI ICLV S.A.)
---------------------- -------------------------------------------------- --------------------------------------------------------
Philippines             PCD                                                Equity
                        (Philippine Central Depository Inc.)
---------------------- -------------------------------------------------- --------------------------------------------------------
Philippines             ROSS                                               Government Debt
                        (Bangko Sentral ng Pilipinas / Register of
                        Scripless Securities)
---------------------- -------------------------------------------------- --------------------------------------------------------
Poland                  NDS                                                Equity, Long-Term Government Debt
                        (National Depository for Securities S.A.)
---------------------- -------------------------------------------------- --------------------------------------------------------
Poland                  CRT                                                Short-Term Government Debt
                        (Central Registry of Treasury-Bills)
---------------------- -------------------------------------------------- --------------------------------------------------------
Portugal                CVM                                                Equity, Corporate Debt, Government Debt
                        (Central de Valores Mobiliarios e Sistema de
                        Liquidacao e Compensacao)
---------------------- -------------------------------------------------- --------------------------------------------------------
Romania                 SNCDD                                              Equity
                        (National Company for Clearing, Settlement and
                        Depository for Securities)
---------------------- -------------------------------------------------- --------------------------------------------------------
Romania                 BSE                                                Equity
                        (Bucharest Stock Exchange Registry)
---------------------- -------------------------------------------------- --------------------------------------------------------
Russia                  VTB                                                Equity, Corporate Debt, Government Debt (Ministry of
                        (Vneshtorgbank)                                    Finance Bonds)
---------------------- -------------------------------------------------- --------------------------------------------------------
Russia                  NDC                                                Equity, Corporate Debt, Government Debt
                        (National Depository Centre)
---------------------- -------------------------------------------------- --------------------------------------------------------
Russia                  DCC                                                Equity
                        (Depository Clearing Company)
---------------------- -------------------------------------------------- --------------------------------------------------------
Singapore               CDP                                                Equity, Corporate Debt
                        (The Central Depository (Pte) Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
Singapore               SGS                                                Government Debt
                        (Monetary Authority of Singapore / Singapore
                        Government Securities Book-Entry System)
---------------------- -------------------------------------------------- --------------------------------------------------------

---------------------- -------------------------------------------------- --------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
---------------------- -------------------------------------------------- --------------------------------------------------------
Slovak Republic         SCP                                                Equity, Corporate Debt, Government Debt
                        (Stredisko cennych papierov SR Bratislava,
                        a.s.)
---------------------- -------------------------------------------------- --------------------------------------------------------
Slovak Republic         NBS                                                Government Debt
                        (National Bank of Slovakia)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Slovenia               KDD                                                Equity, Corporate Debt, Government Debt
                        (Centralna klirinsko depotna druzba d.d.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 South Africa          CDL                                                 Corporate Debt, Government Debt

                       (Central Depository (Pty) Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
 South Africa           STRATE                                             Equity
                        (Share Transactions Totally Electronic)
---------------------- -------------------------------------------------- --------------------------------------------------------
 South Korea            KSD                                                Equity, Corporate Debt, Government Debt
                        (Korea Securities Depository)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Spain                  SCLV                                               Equity, Corporate Debt
                        (Servicio de Compensacion y Liquidacion de Valores,
                        S.A.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Spain                  CBEO                                               Government Debt
                        (Banco de Espana / Central Book Entry Office)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Sri Lanka              CDS                                                Equity, Corporate Debt
                        (Central Depository System (Private) Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Sweden                 VPC                                                Equity, Corporate Debt, Government Debt
                        (Vardepapperscentralen AB)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Switzerland            SIS                                                Equity, Corporate Debt, Government Debt
                        (SIS SegaInterSettle AG)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Taiwan                 TSCD                                               Equity, Government Debt
                        (Taiwan Securities Central Depository Co.,
                        Ltd.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Thailand               TSD                                                Equity, Corporate Debt, Government Debt
                        (Thailand Securities Depository Company
                        Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Tunisia                STICODEVAM                                         Equity, Corporate Debt, Government Debt
                        (Societe Tunisienne Interprofessionnelle pour
                        la Compensation et le Depot des Valeurs
                        Mobilieres)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Turkey                 TAKASBANK                                          Equity, Corporate Debt, Government Debt
                        (IMKB Takas ve Saklama Bankasi A.S.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 United Kingdom         CREST                                              Equity, Corporate Debt, Government Debt
                        (CRESTCo Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
 United Kingdom         CMO                                                Sterling & Euro CDs, Commercial Paper
                        (Central Moneymarkets Office)
---------------------- -------------------------------------------------- --------------------------------------------------------
 United States          DTC                                                Equity, Corporate Debt
                        (Depository Trust Company)
---------------------- -------------------------------------------------- --------------------------------------------------------
 United States          PTC                                                Mortgage Back Debt
                        (Participants Trust Company)
---------------------- -------------------------------------------------- --------------------------------------------------------
 United States          FED                                                Government Debt

                        (The Federal Reserve Book-Entry System)
---------------------- -------------------------------------------------- --------------------------------------------------------

---------------------- -------------------------------------------------- --------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
---------------------- -------------------------------------------------- --------------------------------------------------------
 Uruguay                BCU                                                Corporate Debt, Government Debt
                        (Banco Central del Uruguay)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Venezuela              BCV                                                Government Debt
                        (Banco Central de Venezuela)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Zambia                 CSD                                                Equity, Government Debt
                        (LuSE Central Shares Depository Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
 Zambia                 BoZ                                                Government Debt
                        (Bank of Zambia)
---------------------- -------------------------------------------------- --------------------------------------------------------

                                       26